Index to Unaudited Interim Consolidated Financial Statements

PAGE

UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

Consolidated statements of financial condition as of September 30, 2014 and December 31, 2013	2
Consolidated statements of income for the three and nine months ended September 30, 2014 and 2013	3
Consolidated statements of comprehensive income for the three and nine months ended September 30, 2014 and 2013	4
Consolidated statements of cash flows for the nine months ended September 30, 2014 and 2013	5-6
Notes to interim consolidated financial statements	7-42

SKBHC HOLDINGS LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (UNAUDITED)
(in thousands)

ASSETS

	As of September 30,	As of December 31,
	2014	2013

Cash and due from banks	$64,278	$84,581
Interest bearing deposits with other banks	20,952	45,577

Cash and cash equivalents	85,230	130,158

Securities:
Securities, available-for-sale at fair value	972,687	1,050,640
Securities, held-to-maturity at amortized cost	86,140	36,444

Loans held for sale	38,873	98,450
Loans, net of allowance for loan losses and deferred fees	2,504,161	2,185,098

Accrued interest receivable	11,562	10,131
Restricted equity securities	13,984	15,315
Premises and equipment, net	73,753	78,111
Foreclosed real estate and other foreclosed assets	17,469	22,097
Bank-owned life insurance	70,138	68,575
Goodwill	57,219	59,620
Intangible assets	24,124	27,059
Deferred tax asset, net	128,124	146,259
Other assets	11,319	15,238

Total assets	$4,094,783	$3,943,195

LIABILITIES AND MEMBERS’ EQUITY

LIABILITIES
Non-interest bearing demand deposits	$809,249	$955,310
Interest bearing deposits:
NOW, savings accounts, and money market accounts	1,739,747	1,596,023
Time, $100,000 and over	239,193	285,245
Other time	440,587	437,503

Total deposits	3,228,776	3,274,081

Accrued interest payable	651	638
Federal Home Loan Bank advances and other borrowings	251,473	73,095
Deferred compensation and retirement plans	21,595	22,981
Other liabilities	30,976	38,269

Total liabilities	3,533,471	3,409,064

Commitments and contingencies (Note 7)

MEMBERS’ EQUITY
Members’ capital	481,374	480,320
Accumulated earnings	82,333	65,347
Accumulated other comprehensive loss, net of tax	(2,395)	(11,536)

Total members’ equity	561,312	534,131

Total liabilities and members’ equity	$4,094,783	$3,943,195

See accompanying notes.	2

SKBHC HOLDINGS LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(in thousands)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

INTEREST INCOME
Interest and fees on loans	$31,028	$36,412	$96,110	$100,032
Interest and dividends on securities	5,928	3,549	18,725	10,171
Other interest income	39	114	193	296

Total interest income	36,995	40,075	115,028	110,499

INTEREST EXPENSE
Interest on deposits	1,547	1,279	4,430	3,606
Interest on borrowings	323	150	546	392

Total interest expense	1,870	1,429	4,976	3,998

NET INTEREST INCOME	35,125	38,646	110,052	106,501

PROVISION (BENEFIT) FOR LOAN LOSSES	(77)	1,110	997	4,148

Net interest income after provision (benefit) for loan losses	35,202	37,536	109,055	102,353

NON-INTEREST INCOME
Fees and service charges on deposits	4,190	3,948	11,312	10,445
Fees on mortgage loan sales, net	954	1,535	2,851	5,766
Other income	5,386	5,353	19,726	15,164

Total non-interest income	10,530	10,836	33,889	31,375

NON-INTEREST EXPENSE
Salaries and employee benefits	20,248	23,100	60,725	67,871
Occupancy expense, net	3,585	11,659	9,683	18,950
Equipment expense	3,404	4,135	10,498	9,491
Foreclosed real estate and other foreclosed assets expense, net	1,421	2,786	4,638	6,585
Amortization of intangible assets	902	896	2,598	2,646
Legal expense	(1,782)	482	(1,894)	1,634
Other expense	8,399	10,144	27,106	28,408

Total non-interest expense	36,177	53,202	113,354	135,585

INCOME BEFORE INCOME TAX EXPENSE (BENEFIT)	9,555	(4,830)	29,590	(1,857)

INCOME TAX EXPENSE (BENEFIT)	3,916	(1,924)	12,604	(294)

NET INCOME (LOSS)	$5,639	$(2,906)	$16,986	$(1,563)

See accompanying notes.	3

SKBHC HOLDINGS LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED)
(in thousands)

	For the Nine Months Ended September 30,
	2014	2013

Net income (loss)	$16,986	$(1,563)
Other comprehensive income (loss):
Unrealized gains (losses) on available-for-sale securities
arising during the year	15,173	(24,888)
Reclassification adjustment for net (gains) losses
on available-for-sale securities realized in net income	(455)	2,728
Income tax (expense) benefit	(5,577)	8,169
Total other comprehensive income (loss), net of tax	9,141	(13,991)

Comprehensive income (loss)	$26,127	$(15,554)

	For the Three Months Ended September 30,
	2014	2013

Net income (loss)	$5,639	$(2,906)
Other comprehensive (loss) income:
Unrealized losses on available-for-sale securities
arising during the year	(1,719)	(3,261)
Reclassification adjustment for net (gains) losses
on available-for-sale securities realized in net income	(10)	3,249
Income tax benefit	656	85
Total other comprehensive (loss) income, net of tax	(1,073)	73

Comprehensive income (loss)	$4,566	$(2,833)

4	See accompanying notes.

SKBHC HOLDINGS LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(in thousands)

	For the Nine Months Ended
	September 30,
	2014	2013

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
Net income (loss)	$16,986	$(1,563)
Adjustments to reconcile net income (loss) to net cash provided by operating activities, net of acquisitions:
Provisions for loan losses, unfunded commitments,
repurchase reserve, impairments on foreclosed real
estate and other foreclosed assets, and fixed asset
impairments	4,244	6,648
Depreciation and amortization	19,045	17,856
Impairment recorded on intangible assets	3,131	2,118
Deferred income taxes	18,135	5,988
Compensation in the form of management units	1,054	1,389
Gain on sale of premises and equipment, investments,
foreclosed real estate and other foreclosed assets	(3,056)	868
Stock dividends received	(81)	(54)
Originations of loans held for sale	(240,969)	(215,298)
Proceeds from loans sold	306,715	224,398
Gain on sale of loans	(13,992)	(15,728)
Fair value adjustments on derivatives	859	(621)
Changes in assets and liabilities:
Accrued interest receivable	(1,489)	492
Bank owned life insurance	(1,563)	(1,205)
Other assets	(3,106)	6,774
Accrued interest payable	13	(285)
Other liabilities	(9,735)	10,065

Net cash provided by operating activities	96,191	41,842

CASH FLOWS USED IN INVESTING ACTIVITIES
Securities available for sale:
Maturities, calls, sales, and principal payments	176,758	343,474
Purchases	(124,719)	(327,661)
Securities held-to-maturity:
Maturities, calls, sales, and principal payments	2,681	-
Purchases	(22,865)	-
Redemptions of restricted equity securities	1,331	1,194
Purchases of home equity lines of credit	(80,941)	-
Purchases of residential mortgage loans	(98,091)	-
Net increase in loans	(153,931)	(7,126)
Purchases of premises and equipment	(3,916)	(8,734)
Proceeds from sale of premises and equipment	2,511	5,695
Proceeds from disposition of foreclosed real estate and
other foreclosed assets	13,426	16,387
Cash acquired in merger, net of cash consideration paid	(21,347)	(75,539)

Net cash used in investing activities	(309,103)	(52,310)

See accompanying notes.	5

SKBHC HOLDINGS LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(in thousands)

	For the Nine Months Ended September 30,
	2014	2013

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES
Net decrease in deposits	$(10,394)	$(25,579)
Proceeds of Federal Home Loan Bank advances and
other borrowing activity	1,046,300	618,512
Repayments of Federal Home Loan Bank advances and
other borrowing activity	(867,922)	(586,000)
Repayments of acquired debt	-	(75,626)
Member equity contributed	-	100,000

Net cash provided by financing activities	167,984	31,307

NET CHANGE IN CASH AND CASH EQUIVALENTS	(44,928)	20,839

CASH AND CASH EQUIVALENTS, beginning of year	130,158	145,044

CASH AND CASH EQUIVALENTS, end of period	$85,230	$165,883

SUPPLEMENTAL DISCLOSURES
Cash paid during the period for:
Interest	$4,963	$4,283
Income taxes	2	47

Non-cash investing and financing activities:
Change in fair value of available-for-sale securities, net of tax	$(9,141)	$13,991
Foreclosed real estate acquired in settlement of loans	7,616	9,022
Loans issued in sale of foreclosed assets	71	204
Fair value of assets acquired in acquisitions	-	1,559,819
Fair value of liabilities assumed in acquisitions	-	1,092,728
Transfer to property held for sale	482	5,980

6	See accompanying notes.

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 1 – Nature of Business

SKBHC Holdings LLC (Holdings or the Company) is a Delaware limited liability company which was organized in 2009 and is headquartered in Seattle, Washington. Holdings was organized with the intention of operating as a top tier bank holding company that acquires financial institutions, including distressed or failed institutions, and becoming a leading regional community banking franchise in the Western United States. Holdings’ wholly-owned subsidiary is Starbuck Bancshares which has two of its own wholly-owned subsidiaries (First National Bank of Starbuck and AmericanWest Bank) from which all significant operating activities are conducted.

The following table provides the Company’s acquisitions by date, location, and number of branches:

Acquired Institution	Acquisition Date	Location	# of Branches

Starbuck Bancshares (Bancshares)	November 10, 2010	Starbuck, Minnesota	1
First National Bank of Starbuck (FNBS)

AmericanWest Bank (AWB)	December 20, 2010	Spokane, Washington	58

Bank of the Northwest (BONW)	July 28, 2011	Seattle, Washington	4

Sunrise Bank (Sunrise)	July 28, 2011	San Diego, California	4

Viking Financial Services Corporation	November 30, 2011	Seattle, Washington	7
Viking Bank (Viking)

Security Business Bancorp	July 2, 2012	San Diego, California	4
Security Business Bank of San Diego (SBB)

ICB Financial	November 1, 2012	Los Angeles, California	5
Inland Community Bank (ICB)

PremierWest Bancorp	April 9, 2013	Medford, Oregon	32
PremierWest Bank (PWB)

BONW, Sunrise, Viking, SBB, ICB, and PWB branches were merged with and into AWB on the date of acquisition. The operating activities resulting from each acquisition are incorporated in the consolidated financial statements of AWB, and therefore Holdings, since the date of each acquisition.

On October 4, 2013, Bancshares acquired 8 branches in Southern California from Pacific Trust Bancorp (PTB). These branches were merged with and into AWB on the date of acquisition, and the operating activities resulting from those branch acquisitions are incorporated in the consolidated financial statements of AWB, and therefore Holdings, since the date of acquisition.

On April 4, 2014, FNBS was merged into AWB.  On July 25, 2014, the former FNBS branch was sold.

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 1 – Nature of Business and Summary of Significant Accounting Policies (continued)

Unless otherwise indicated, reference to the Company shall include the consolidated information of Holdings and its wholly-owned subsidiaries Bancshares, FNBS, and AWB, and the unconsolidated information will be referred to as Holdings, Bancshares, FNBS, or AWB, respectively. Any reference to the Bank or Banks includes AWB for the period ended September 30, 2014 and  AWB and FNBS for the year ended December 31, 2013.

The Banks provide community banking products and services, focusing on small and middle market businesses and their employees along with individual consumers in the local markets they serve.  The Bank does business in the states of California, Idaho, Oregon, Minnesota, Utah and Washington.

Note 2 - Basis of financial statement presentation

The accompanying unaudited consolidated financial statements have been prepared in a condensed format and therefore do not include all information and footnotes required by generally accepted accounting principles (GAAP) in the United States of America for complete financial statements, which are included in the Company’s annual financial statements and which should be read in conjunction with the interim unaudited condensed financial statements.  The information furnished in these interim unaudited and condensed financial statements reflects all adjustments that are, in the opinion of management, necessary for a fair statement of the results of such period.  All dollar amounts contained in the unaudited consolidated financial statements and disclosures are stated in thousands.

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 3 – Securities

Debt and equity securities have been classified according to management’s intent to hold them as either available-for-sale or held-to-maturity. The amortized cost of securities, their gross unrealized gains and losses, and their fair values at September 30, 2014 and December 31, 2013 are shown in the following table:

		Gross	Gross
September 30, 2014	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Securities available-for-sale:
Obligations of federal government
agencies	$19,644	$17	$(72)	$19,589
Obligations of states, municipalities, and
political subdivisions	92,281	1,546	(1,403)	92,424
Residential mortgage-backed securities	783,218	4,040	(6,178)	781,080
Commercial mortgage-backed securities	53,895	17	(785)	53,127
Corporate securities	7,046	130	-	7,176
Other securities	19,514	47	(270)	19,291

Total	$975,598	$5,797	$(8,708)	$972,687

Securities held-to-maturity:
Obligations of states, municipalities, and
political subdivisions	$27,773	$615	$-	$28,388
Residential mortgage-backed securities	56,287	144	(68)	56,363
Other securities	2,080	-	-	2,080

Total	$86,140	$759	$(68)	$86,831

		Gross	Gross
December 31, 2013	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Securities available-for-sale:
Obligations of federal government
agencies	$31,969	$23	$(379)	$31,613
Obligations of states, municipalities, and
political subdivisions	123,083	1,057	(6,397)	117,743
Residential mortgage-backed securities	817,409	3,911	(15,038)	806,282
Commercial mortgage-backed securities	57,450	21	(1,542)	55,929
Corporate securities	7,092	193	-	7,285
Other securities	32,213	46	(471)	31,788

Total	$1,069,216	$5,251	$(23,827)	$1,050,640

Securities held-to-maturity:
Residential mortgage-backed securities	$36,444	$-	$(733)	$35,711

Total	$36,444	$-	$(733)	$35,711

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 3 – Securities (continued)

The following tables include information on securities with unrealized losses at September 30, 2014 and December 31, 2013:

September 30, 2014	Less than 12 months		12 Months or Longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Securities available-for-sale:
Obligations of federal government
agencies	$6,489	$(10)	$5,174	$(62)	$11,663	$(72)
Obligations of states, municipalities and
political subdivisions	4,671	(29)	59,454	(1,374)	64,125	(1,403)
Residential mortgage-backed securities	268,852	(2,240)	190,819	(3,938)	459,671	(6,178)
Commercial mortgage-backed securities	20,985	(161)	22,515	(624)	43,500	(785)
Other securities	5,175	(108)	14,021	(162)	19,196	(270)

Total	$306,172	$(2,548)	$291,983	$(6,160)	$598,155	$(8,708)

Securities held to maturity:
Residential mortgage-backed securities	$16,102	$(68)	$-	$-	$16,102	$(68)

Total	$16,102	$(68)	$-	$-	$16,102	$(68)

December 31, 2013	Less than 12 months		12 Months or Longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Securities available-for-sale:
Obligations of federal government
agencies	$27,702	$(379)	$-	$-	$27,702	$(379)
Obligations of states, municipalities and
political subdivisions	92,898	(6,335)	2,482	(62)	95,380	(6,397)
Residential mortgage-backed securities	601,126	(14,985)	2,762	(53)	603,888	(15,038)
Commercial mortgage-backed securities	38,201	(1,282)	4,868	(260)	43,069	(1,542)
Other securities	29,559	(471)	-	-	29,559	(471)

Total	$789,486	$(23,452)	$10,112	$(375)	$799,598	$(23,827)

Securities held to maturity:
Residential mortgage-backed securities	$35,711	$(733)	$-	$-	$35,711	$(733)

Total	$35,711	$(733)	$-	$-	$35,711	$(733)

Certain securities have fair values less than amortized cost and therefore contain unrealized losses. At September 30, 2014 and December 31, 2013, the Company evaluated the securities which had an unrealized loss for Other Than Temporary Impairment (OTTI) and determined all declines in value to be temporary. There were 137 and 180 investment securities with unrealized losses at September 30, 2014 and December 31, 2013, respectively. The Company anticipates full recovery of amortized cost with respect to these securities by maturity, or sooner in the event of a more favorable market interest rate environment.

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 3 – Securities (continued)

During the nine month period ended September 30, 2014, proceeds from sales of securities available-for-sale totaled $68.0 million resulting in realized gains of $575 thousand and realized losses of $120 thousand.  During the three month period ended September 30, 2014, proceeds from sales of securities available-for-sale totaled $31.9 million resulting in realized gains of $109 thousand and realized losses of $100 thousand.  During the nine month period ended September 30, 2013, proceeds from sales of securities available-for-sale totaled $225.8 million resulting in realized gains of $1.2 million and realized losses of $3.9 million.  During the three month period ended September 30, 2013, proceeds from sales of securities available-for-sale totaled $41.6 million resulting in realized losses of $3.3 million.

Securities with an amortized cost of $536.9 million and $358.1 million at September 30, 2014 and December 31, 2013, respectively, were pledged for purposes required or permitted by law. The market value of these securities was $536.7 million and $381.9 million at September 30, 2014 and December 31, 2013, respectively.

The contractual scheduled maturity of securities at September 30, 2014 was as follows:

	Amortized	Fair
	Cost	Value
Securities available-for-sale:
Due in one year or less	$2,755	$2,782
Due from one to five years	38,076	38,147
Due from five to ten years	226,596	225,260
Due after ten years	702,841	701,228
Other non-maturity securities	5,330	5,270

Total	$975,598	$972,687

Securities held-to-maturity:
Due from five to ten years	$19,325	$19,706
Due after ten years	66,815	67,125

Total	$86,140	$86,831

Expected maturities will differ from contractual maturities as the issuers of certain debt securities have the right to call or prepay their obligations without penalties. Mortgage-backed securities have been classified above based on contractual maturities.

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 4 – Loans

Loan categories as of September 30, 2014 and December 31, 2013 were as follows:

	September 30, 2014	December 31, 2013

Commercial real estate	$1,400,194	$1,303,317
Residential real estate	574,305	332,753
Construction, land development, and other land	56,429	78,376
Agricultural	129,181	126,862
Commercial and industrial	323,646	313,748
Installment and other	35,894	43,514

Total loans	2,519,649	2,198,570

Allowance for loan losses	(15,159)	(12,514)
Deferred loan fees, net of deferred costs	(329)	(958)

Net loans	$2,504,161	$2,185,098

Installment and other loans included $456 thousand and $876 thousand in overdraft deposits which were reclassified as loans as of September 30, 2014 and December 31, 2013, respectively. At September 30, 2014, there were $1.2 billion in loans pledged as security for borrowings including excess collateral.

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 4 – Loans (continued)

Total loans consist of originated loans, “B” notes, acquired impaired loans, and acquired non-impaired loans. “B” notes represent advances on acquired impaired loans after acquisition date. The following table summarizes the balances for each respective loan category as of September 30, 2014 and December 31, 2013:

September 30, 2014	Originated	B Notes	Acquired Impaired	Acquired Non-impaired	Total

Commercial real estate	$663,493	$11,110	$289,415	$436,176	$1,400,194
Residential real estate	448,089	10,088	48,490	67,638	574,305
Construction, land development,
and other land	17,290	2	17,716	21,421	56,429
Agricultural	99,287	9,714	10,736	9,444	129,181
Commercial and industrial	225,048	10,902	8,463	79,233	323,646
Installment and other	26,874	1,176	1,398	6,446	35,894

Total loans	$1,480,081	$42,992	$376,218	$620,358	$2,519,649

December 31, 2013	Originated	B Notes	Acquired Impaired	Acquired Non-impaired	Total

Commercial real estate	$411,369	$9,837	$359,427	$522,684	$1,303,317
Residential real estate	186,550	10,270	53,622	82,311	332,753
Construction, land development,
and other land	24,535	3	24,640	29,198	78,376
Agricultural	88,676	10,241	14,716	13,229	126,862
Commercial and industrial	180,794	9,595	20,175	103,184	313,748
Installment and other	26,624	1,121	6,729	9,040	43,514

Total loans	$918,548	$41,067	$479,309	$759,646	$2,198,570

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 4 – Loans (continued)

Acquired impaired loans – The Company acquired certain impaired loans as part of the AWB, BONW, Sunrise, Viking, SBB, ICB and PWB transactions. The carrying amount of those loans includes an allowance for loan losses for acquired impaired loans of $1.8 million and $2.5 million at September 30, 2014 and December 31, 2013, respectively. The balances of these loans, net of the allowance for loan losses, at September 30, 2014 and December 31, 2013 are summarized as follows:

September 30, 2014	Unpaid Principal Balance	Carrying Value

Commercial real estate	$317,429	$288,248
Residential real estate	64,317	48,266
Construction, land development, and other land	22,502	17,572
Agricultural	11,645	10,736
Commercial and industrial	12,733	8,221
Installment and other	2,244	1,398

Total loans	$430,870	$374,441

December 31, 2013	Unpaid Principal Balance	Carrying Value

Commercial real estate	$395,194	$358,494
Residential real estate	70,525	53,036
Construction, land development, and other land	31,055	24,051
Agricultural	16,774	14,716
Commercial and industrial	30,169	19,811
Installment and other	14,621	6,705

Total loans	$558,338	$476,813

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 4 – Loans (continued)

Impaired loan unpaid principal balances and carrying values, net of the allowance for loan losses, by acquired financial institution at September 30, 2014 and December 31, 2013 are summarized as follows:

September 30, 2014	Unpaid Principal Balance	Carrying Value

AWB	$290,378	$265,597
BONW	634	215
Sunrise	2,891	2,145
Viking	9,176	6,186
SBB	9,454	7,396
ICB	4,639	2,730
PWB	113,698	90,172

Total loans	$430,870	$374,441

December 31, 2013	Unpaid Principal Balance	Carrying Value

AWB	$350,124	$320,482
BONW	3,095	2,216
Sunrise	5,652	4,159
Viking	11,815	7,663
SBB	11,436	8,784
ICB	7,647	3,842
PWB	168,569	129,667

Total loans	$558,338	$476,813

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 4 – Loans (continued)

The following tables summarize the changes in accretable yield for acquired impaired loans for the nine month periods ended September 30, 2014 and  2013 and the year ended December 31, 2013:

	AWB	BONW	Sunrise	Viking	SBB	ICB	PWB	Total

Balance, December 31, 2012	$159,825	$3,124	$1,671	$7,637	$5,601	$5,533	$-	$183,391
Additions resulting from acquisitions	-	-	-	-	-	-	32,551	32,551
Accretion to interest income	(29,866)	(523)	(659)	(2,329)	(1,368)	(2,484)	(10,426)	(47,655)
Change related to prepayments	(14,263)	-	(12)	(89)	(3)	136	2,620	(11,611)
Reclassification from nonaccretable
difference	9,548	(481)	993	2,219	1,996	8,793	(761)	22,307
Impact of change in assumptions	(13,551)	205	(288)	1,301	99	(7,240)	5,634	(13,840)
Disposals	(11,848)	(1,103)	(466)	(1,554)	-	(429)	(1,691)	(17,091)

Balance, December 31, 2013	$99,845	$1,222	$1,239	$7,185	$6,325	$4,309	$27,927	$148,052

	AWB	BONW	Sunrise	Viking	SBB	ICB	PWB	Total

Balance, December 31, 2013	$99,845	$1,222	$1,239	$7,185	$6,325	$4,309	$27,927	$148,052
Accretion to interest income	(15,772)	(311)	(803)	(1,309)	(564)	(577)	(12,324)	(31,660)
Change related to prepayments	(6,926)	3	(531)	28	59	4	3,583	(3,780)
Reclassification from nonaccretable
difference	2,471	355	(881)	1,646	571	802	23,672	28,636
Impact of change in assumptions	5,377	(808)	1,630	(1,759)	(1,434)	(283)	(4,150)	(1,427)
Disposals	(821)	(44)	85	(271)	(200)	(1,395)	(2,877)	(5,523)

Balance, September 30, 2014	$84,174	$417	$739	$5,520	$4,757	$2,860	$35,830	$134,297

	AWB	BONW	Sunrise	Viking	SBB	ICB	PWB	Total

Balance, December 31, 2012	$159,825	$3,124	$1,671	$7,637	$5,601	$5,533	$-	$183,391
Additions resulting from acquisitions	-	-	-	-	-	-	32,551	32,551
Accretion to interest income	(23,175)	(458)	(505)	(2,002)	(1,185)	(2,236)	(7,029)	(36,590)
Change related to prepayments	(11,455)	-	(1)	(88)	(3)	134	1,576	(9,837)
Reclassification from nonaccretable
difference	10,999	(482)	992	2,214	1,996	8,793	-	24,512
Impact of change in assumptions	(9,780)	205	(288)	1,437	99	(7,240)	-	(15,567)
Disposals	(11,447)	(981)	(239)	(1,461)	-	(429)	(531)	(15,088)

Balance, September 30, 2013	$114,967	$1,408	$1,630	$7,737	$6,508	$4,555	$26,567	$163,372

Accretion to interest income includes $9.4 million and $8.7 million recognized in interest income related to prepayment removals for the nine month periods ended September 30, 2014 and 2013.

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 4 – Loans (continued)

The following tables summarize the changes in accretable yield for acquired impaired loans for the three month periods ended September 30, 2014 and 2013:

	AWB	BONW	Sunrise	Viking	SBB	ICB	PWB	Total

Balance at June 30, 2014	$87,483	$832	$745	$6,102	$5,755	$3,679	$21,758	$126,354
Additions resulting from acquisitions	-	-	-	-	-	-	-	-
Accretion to interest income	(4,967)	(46)	(29)	(457)	(152)	(146)	(1,985)	(7,782)
Change related to prepayments	(1,940)	-	-	35	-	-	(197)	(2,102)
Reclassification from nonaccretable
difference	348	139	71	778	348	95	14,838	16,617
Impact of change in assumptions	3,835	(464)	(48)	(902)	(1,194)	(1)	2,742	3,968
Disposals	(585)	(44)	-	(36)	-	(767)	(1,326)	(2,758)

Balance, September 30, 2014	$84,174	$417	$739	$5,520	$4,757	$2,860	$35,830	$134,297

	AWB	BONW	Sunrise	Viking	SBB	ICB	PWB	Total

Balance at June 30, 2013	$136,639	$2,087	$1,339	$5,150	$5,214	$4,190	$30,035	$184,654
Additions resulting from acquisitions	-	-	-	-	-	-	-	-
Accretion to interest income	(7,092)	(75)	(179)	(472)	(468)	(1,336)	(4,051)	(13,673)
Change related to prepayments	(5,779)	-	(1)	3	(136)	76	953	(4,884)
Reclassification from nonaccretable
difference	11,471	(483)	993	1,874	792	5,824	-	20,471
Impact of change in assumptions	(10,445)	205	(288)	1,182	1,106	(4,199)	-	(12,439)
Disposals	(9,827)	(326)	(234)	-	-	-	(370)	(10,757)

Balance, September 30, 2013	$114,967	$1,408	$1,630	$7,737	$6,508	$4,555	$26,567	$163,372

Accretion to interest income includes $846 thousand and $4.4 million recognized in interest income related to prepayment removals for the three month periods ended September 30, 2014 and 2013, respectively.

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 4 – Loans (continued)

The following table presents a reconciliation of the undiscounted contractual cash flows, non-accretable difference, accretable yield, and fair value of acquired impaired loans at the respective acquisition date during the period ended December 31, 2013.  There were no acquisitions during the nine month or three month periods ended September 30, 2014:

PWB
As of respective acquisition date in 2013	April 9, 2013

Undiscounted contractual cash flows	$283,384
Undiscounted cash flows not expected to be collected
(non-accretable difference)	(72,140)

Undiscounted cash flows expected to be collected	211,244
Accretable yield at acquisition	(32,551)

Estimated fair value of impaired loans acquired
at acquisition	178,693

Accrued interest acquired reclassified to loans	790

Total impaired loans at acquisition	$179,483

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 4 – Loans (continued)

Acquired non-impaired loans – The Company acquired certain non-impaired loans as part of the FNBS, BONW, Sunrise, Viking, SBB, ICB, PWB, and PTB transactions. The balances of these loans at September 30, 2014 and December 31, 2013 are as follows:

September 30, 2014	Unpaid Principal Balance	Carrying Value

Commercial real estate	$431,867	$436,176
Residential real estate	71,625	67,638
Construction, land development, and other land	21,251	21,421
Agricultural	9,398	9,444
Commercial and industrial	80,028	79,233
Installment and other	6,972	6,446

Total acquired non-impaired loans	$621,141	$620,358

December 31, 2013	Unpaid Principal Balance	Carrying Value

Commercial real estate	$517,055	$522,684
Residential real estate	88,129	82,311
Construction, land development, and other land	28,991	29,198
Agricultural	13,222	13,229
Commercial and industrial	104,561	103,184
Installment and other	9,925	9,040

Total acquired non-impaired loans	$761,883	$759,646

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 4 – Loans (continued)

The following table presents the fair value of acquired non-impaired loans, gross contractual amounts receivable (including contractual principal and interest), and estimated contractual cash flows not expected to be received (fair value adjustments related to credit) as of the respective acquisition dates for the transaction consummated during the year ended December 31, 2013.  There were no acquisitions consummated during 2014:

As of acquisition dates in the year ended December 31, 2013	Fair Value	Gross Contractual Amounts Receivable	Estimated Contractual Cash Flows Not Expected to be Collected

Loans secured by real estate	$331,648	$425,381	$44,789
Commercial and industrial loans	44,326	48,708	1,471
Loans to individuals for household, family, and other personal expenditures	12,236	18,449	4,862
All other loans	6,162	6,650	157

Total loans at acquisition	$394,372	$499,188	$51,279

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 5 – Allowance for Loan Losses and Reserve for Unfunded Commitments

Allowance for loan losses – The allowance for loan losses evaluation includes “B” notes, acquired impaired loans with deteriorated credit quality, acquired non-impaired loans, and originated loans. Although all acquired non-impaired loans are included in the following allowance tables, only those loans without a remaining discount or that have incurred credit deterioration subsequent to acquisition date are included in the allowance for loan losses calculation.

The activity related to the allowance for loan losses for the three month and nine month periods ended September 30, 2014 and 2013 is presented below:

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Balance, beginning of period	$13,982	$9,875	$12,514	$6,875
Provision for loan losses	(77)	1,110	997	4,148
Loans charged-off	(211)	(851)	(2,747)	(1,898)
Recoveries	1,465	1,533	4,395	2,542

Balance, end of period	$15,159	$11,667	$15,159	$11,667

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 5 – Allowance for Loan Losses and Reserve for Unfunded Commitments (continued)

The following tables summarize the balance and activity within the allowance for loan losses, the components of the allowance for loan losses in terms of loans individually and collectively evaluated for impairment, and corresponding loan balances by type for the nine month and three month periods ended September 30, 2014 and 2013:

Nine Months Ended September 30, 2014
	Commercial Real Estate	Residential Real Estate	Construction, Land Development, and Other Land	Agricultural	Commercial and Industrial	Installment and Other	Unallocated	Total
Allowance for loan losses
Beginning balance	$4,415	$2,247	$1,176	$500	$3,634	$255	$287	$12,514
Charge-offs	(912)	(437)	(656)	-	(663)	(79)	-	(2,747)
Recoveries	1,363	368	1,797	19	695	153	-	4,395
Provisions	956	1,303	(1,640)	(47)	419	(29)	35	997

Ending balance	$5,822	$3,481	$677	$472	$4,085	$300	$322	$15,159

Ending balance: individually evaluated for impairment	$-	$7	$-	$-	$216	$-	$-	$223
Ending balance: collectively evaluated for impairment	4,655	3,250	533	472	3,627	300	322	13,159
Ending balance: loans acquired with deteriorated credit quality	1,167	224	144	-	242	-	-	1,777
Total allowance for loan losses	$5,822	$3,481	$677	$472	$4,085	$300	$322	$15,159

	Commercial Real Estate	Residential Real Estate	Construction, Land Development, and Other Land	Agricultural	Commercial and Industrial	Installment and Other	Total
Ending balance: individually evaluated for impairment	$8,439	$525	$-	$-	$2,665	$58	$11,687
Ending balance: collectively evaluated for impairment	1,102,340	525,290	38,713	118,445	312,518	34,438	2,131,744
Ending balance: loans acquired with deteriorated
credit quality	67,819	9,797	586	-	818	14	79,034
Total loans evaluated for allowance
for loan losses	$1,178,598	$535,612	$39,299	$118,445	$316,001	$34,510	$2,222,465

Nine Months Ended September 30, 2013
	Commercial Real Estate	Residential Real Estate	Construction, Land Development, and Other Land	Agricultural	Commercial and Industrial	Installment and Other	Unallocated	Total
Allowance for loan losses
Beginning balance	$2,751	$1,178	$352	$156	$2,115	$319	$4	$6,875
Charge-offs	(232)	(471)	(26)	-	(1,002)	(167)	-	(1,898)
Recoveries	65	150	1,358	111	623	235	-	2,542
Provisions	1,435	1,041	(348)	159	1,785	(159)	235	4,148

Ending balance	$4,019	$1,898	$1,336	$426	$3,521	$228	$239	$11,667

Ending balance: individually evaluated for impairment	$-	$8	$-	$-	$35	$-	$-	$43
Ending balance: collectively evaluated for impairment	3,091	1,396	546	426	3,119	204	239	9,021
Ending balance: loans acquired with deteriorated credit quality	928	494	790	-	367	24	-	2,603
Total allowance for loan losses	$4,019	$1,898	$1,336	$426	$3,521	$228	$239	$11,667

	Commercial Real Estate	Residential Real Estate	Construction, Land Development, and Other Land	Agricultural	Commercial and Industrial	Installment and Other	Total

Ending balance: individually evaluated for impairment	$7,953	$603	$512	$239	$2,366	$111	$11,784
Ending balance: collectively evaluated for impairment	920,809	236,728	53,463	110,148	289,440	39,705	1,650,293
Ending balance: loans acquired with deteriorated
credit quality	8,301	14,273	1,932	-	1,563	629	26,698

Total loans evaluated for allowance
for loan losses	$937,063	$251,604	$55,907	$110,387	$293,369	$40,445	$1,688,775

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 5 – Allowance for Loan Losses and Reserve for Unfunded Commitments (continued)

Three Months Ended September 30, 2014
	Commercial Real Estate	Residential Real Estate	Construction, Land Development, and Other Land	Agricultural	Commercial and Industrial	Installment and Other	Unallocated	Total
Allowance for loan losses
Beginning balance	$5,770	$2,900	$564	$435	$3,954	$351	$8	$13,982
Charge-offs	(12)	8	(5)	-	(184)	(18)	-	(211)
Recoveries	33	117	760	2	494	59	-	1,465
Provisions	31	456	(642)	35	(179)	(92)	314	(77)

Ending balance	$5,822	$3,481	$677	$472	$4,085	$300	$322	$15,159

Ending balance: individually evaluated for impairment	$-	$7	$-	$-	$216	$-	$-	$223
Ending balance: collectively evaluated for impairment	4,655	3,250	533	472	3,627	300	322	13,159
Ending balance: loans acquired with deteriorated
credit quality	1,167	224	144	-	242	-	-	1,777
Total allowance for loan losses	$5,822	$3,481	$677	$472	$4,085	$300	$322	$15,159

	Commercial Real Estate	Residential Real Estate	Construction, Land Development, and Other Land	Agricultural	Commercial and Industrial	Installment and Other	Total
Ending balance: individually evaluated for impairment	$8,439	$525	$-	$-	$2,665	$58	$11,687
Ending balance: collectively evaluated for impairment	1,102,340	525,290	38,713	118,445	312,518	34,438	2,131,744
Ending balance: loans acquired with deteriorated
credit quality	67,819	9,797	586	-	818	14	79,034
Total loans evaluated for allowance
for loan losses	$1,178,598	$535,612	$39,299	$118,445	$316,001	$34,510	$2,222,465

Three Months Ended September 30, 2013
	Commercial Real Estate	Residential Real Estate	Construction, Land Development, and Other Land	Agricultural	Commercial and Industrial	Installment and Other	Unallocated	Total
Allowance for loan losses
Beginning balance	$3,607	$1,480	$1,188	$396	$2,831	$369	$4	$9,875
Charge-offs	(70)	(264)	-	-	(430)	(87)	-	(851)
Recoveries	41	63	1,009	1	316	103	-	1,533
Provisions	441	619	(861)	29	804	(157)	235	1,110

Ending balance	$4,019	$1,898	$1,336	$426	$3,521	$228	$239	$11,667

Ending balance: individually evaluated for impairment	$-	$8	$-	$-	$35	$-	$-	$43
Ending balance: collectively evaluated for impairment	3,091	1,396	546	426	3,119	204	239	9,021
Ending balance: loans acquired with deteriorated
credit quality	928	494	790	-	367	24	-	2,603
Total allowance for loan losses	$4,019	$1,898	$1,336	$426	$3,521	$228	$239	$11,667

	Commercial Real Estate	Residential Real Estate	Construction, Land Development, and Other Land	Agricultural	Commercial and Industrial	Installment and Other	Total

Ending balance: individually evaluated for impairment	$7,953	$603	$512	$239	$2,366	$111	$11,784
Ending balance: collectively evaluated for impairment	920,809	236,728	53,463	110,148	289,440	39,705	1,650,293
Ending balance: loans acquired with deteriorated
credit quality	8,301	14,273	1,932	-	1,563	629	26,698

Total loans evaluated for allowance
for loan losses	$937,063	$251,604	$55,907	$110,387	$293,369	$40,445	$1,688,775

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 5 – Allowance for Loan Losses and Reserve for Unfunded Commitments (continued)

The following tables summarize the recorded investment, unpaid principal balance, and related allowance for originated and B note loans considered impaired as of September 30, 2014 and December 31, 2013, respectively:

		Unpaid
	Recorded	Principal	Related
September 30, 2014	Investment	Balance	Allowance

With no related allowance recorded:
Commercial real estate	$8,439	$11,140	$-
Residential real estate	505	722	-
Construction, land development, and other land	-	-	-
Agricultural	-	-	-
Commercial and industrial	1,935	2,673	-
Installment and Other	58	112	-
Total	$10,937	$14,647	$-

With a related allowance recorded:
Commercial real estate	$-	$-	$-
Residential real estate	20	24	7
Construction, land development, and
other land	-	-	-
Agricultural	-	-	-
Commercial and industrial	730	731	216
Installment and Other	-	-	-
Total	$750	$755	$223
Total Impaired Loans	$11,687	$15,402	$223

		Unpaid
	Recorded	Principal	Related
December 31, 2013	Investment	Balance	Allowance

With no related allowance recorded:
Commercial real estate	$8,918	$12,607	$-
Residential real estate	424	1,029	-
Construction, land development, and
other land	477	560	-
Agricultural	83	83	-
Commercial and industrial	1,178	1,638	-
Installment and Other	109	203	-
Total	$11,189	$16,120	$-

With a related allowance recorded:
Commercial real estate	$-	$-	$-
Residential real estate	22	25	8
Construction, land development, and
other land	-	-	-
Agricultural	-	-	-
Commercial and industrial	745	748	45
Installment and Other	-	-	-
Total	$767	$773	$53
Total Impaired Loans	$11,956	$16,893	$53

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 5 – Allowance for Loan Losses and Reserve for Unfunded Commitments (continued)

The following tables present the average recorded investment and interest income recognized for orginated and B note loans considered impaired as of and for the three and nine month periods ended September 30, 2014 and 2013:

	Three Months Ended September 30, 2014		Nine Months Ended September 30, 2014
	Average	Interest	Average	Interest
	Recorded	Income	Recorded	Income
	Investment	Recognized	Investment	Recognized

With no related allowance recorded:
Commercial real estate	$7,673	$-	$5,361	$-
Residential real estate	530	-	588	-
Construction, land development, and other land	-	-	41	-
Agricultural	1	-	1	-
Commercial and industrial	2,178	-	1,788	-
Installment and other	59	-	92	-
Total	$10,441	$-	$7,871	$-

With related allowance recorded:
Commercial real estate	$-	$-	$-	$-
Residential real estate	20	-	21	-
Construction, land development, and other land	-	-	-	-
Agricultural	-	-	-	-
Commercial and industrial	731	10	735	29
Installment and other	-	-	-	-
Total	$751	$10	$756	$29
Total impaired loans	$11,192	$10	$8,627	$29

	Three Months Ended September 30, 2013		Nine Months Ended September 30, 2013
	Average	Interest	Average	Interest
	Recorded	Income	Recorded	Income
	Investment	Recognized	Investment	Recognized

With no related allowance recorded:
Commercial real estate	$8,392	$-	$6,152	$-
Residential real estate	517	-	506	-
Construction, land development, and other land	564	-	780	-
Agricultural	239	-	185	-
Commercial and industrial	1,854	-	2,096	-
Installment and other	85	-	61	-
Total	$11,651	$-	$9,780	$-

With related allowance recorded:
Commercial real estate	$-	$-	$-	$-
Residential real estate	22	-	15	-
Construction, land development, and other land	-	-	-	-
Agricultural	-	-	-	-
Commercial and industrial	752	10	755	20
Installment and other	-	-	-	-
Total	$774	$10	$770	$20
Total impaired loans	$12,425	$10	$10,550	$20

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 5 – Allowance for Loan Losses and Reserve for Unfunded Commitments (continued)

AWB’s risk rating methodology assigns risk ratings from 1 to 9, where a higher rating represents higher risk. FNBS uses a similar risk rating methodology. The risk rating categories are described by the following groupings:

Pass – Ratings 1–4 define the risk levels of borrowers and guarantors that offer a minimal to an acceptable level of risk.

Watch – A watch asset (rating of 5) has credit exposure that presents higher than average risk and warrants greater than routine attention by Bank personnel due to conditions affecting the borrower, the borrower’s industry or the economic environment.

Special mention – A special mention asset (rating of 6) has potential weaknesses that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the asset or in the institution’s credit position at some future date.

Substandard – A substandard asset (rating of 7) is inadequately protected by the current sound worth and paying capacity of the borrower or the collateral pledged, if any. Assets so classified have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt.

Doubtful – A doubtful asset (rating of 8) has all the weaknesses inherent in one classified substandard with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable.

Loss – A loss asset (rating of 9) is considered uncollectible and of such little value that its continuance as a bankable asset is not warranted.

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 5 – Allowance for Loan Losses and Reserve for Unfunded Commitments (continued)

The following table summarizes the credit quality of the loans considered for inclusion in the allowance for loan losses calculation, excluding acquired impaired loans, as of September 30, 2014 and December 31, 2013:

September 30, 2014	Commercial Real Estate	Residential Real Estate	Construction, Land Development, and Other Land	Agricultural	Commercial and Industrial	Installment and Other	Total

Pass	$959,368	$512,047	$24,560	$100,366	$245,762	$33,978	$1,876,081
Watch	108,549	9,038	11,957	14,809	48,801	460	193,614
Special Mention	27,433	233	1,594	2,771	12,672	-	44,703
Substandard	15,429	4,497	602	499	7,948	58	29,033
Doubtful	-	-	-	-	-	-	-
Loss	-	-	-	-	-	-	-

Total	$1,110,779	$525,815	$38,713	$118,445	$315,183	$34,496	$2,143,431

December 31, 2013	Commercial Real Estate	Residential Real Estate	Construction, Land Development, and Other Land	Agricultural	Commercial and Industrial	Installment and Other	Total

Pass	$808,387	$258,454	$39,242	$96,909	$232,217	$36,362	$1,471,571
Watch	86,399	14,747	12,896	11,484	39,519	182	165,227
Special Mention	27,958	800	1,120	494	13,339	120	43,831
Substandard	21,146	5,130	479	3,259	8,498	121	38,633
Doubtful	-	-	-	-	-	-	-
Loss	-	-	-	-	-	-	-

Total	$943,890	$279,131	$53,737	$112,146	$293,573	$36,785	$1,719,262

The following tables summarize loan portfolio by type and payment status at the dates indicated (excluding acquired impaired loans):

	September 30, 2014
	Commercial	Residential	Construction/land		Commerical	Installments
	Real Estate	Real Estate	Development	Agricultural	& Industrial	& Other	Total
Performing	$1,102,340	$525,290	$38,713	$118,445	$313,248	$34,438	$2,132,474
Nonperforming	8,439	525	-	-	1,935	58	10,957
Total loans	$1,110,779	$525,815	$38,713	$118,445	$315,183	$34,496	$2,143,431

	December 31, 2013
	Commercial	Residential	Construction/land		Commerical	Installments
	Real Estate	Real Estate	Development	Agricultural	& Industrial	& Other	Total
Performing	$934,971	$278,686	$53,260	$112,063	$292,395	$36,676	$1,708,051
Nonperforming	8,919	445	477	83	1,178	109	11,211
Total loans	$943,890	$279,131	$53,737	$112,146	$293,573	$36,785	$1,719,262

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 5 – Allowance for Loan Losses and Reserve for Unfunded Commitments (continued)

The following tables summarize past due loan information by category, excluding acquired impaired loans, as of September 30, 2014 and December 31, 2013:

September 30, 2014	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days and Accruing	Total Past Due	Non-accrual	Current	Total

Commercial real estate	$1,445	$1,579	$-	$3,024	$8,439	$1,099,316	$1,110,779
Residential real estate	1,010	63	1	1,074	525	524,216	525,815
Construction, land development,
and other land	1,303	-	-	1,303	-	37,410	38,713
Agricultural	278	-	-	278	-	118,167	118,445
Commercial and industrial	281	186	-	467	1,935	312,781	315,183
Installment and other	230	-	-	230	58	34,208	34,496

Total	$4,547	$1,828	$1	$6,376	$10,957	$2,126,098	$2,143,431

December 31, 2013	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days and Accruing	Total Past Due	Non-accrual	Current	Total

Commercial real estate	$366	$-	$-	$366	$8,918	$934,605	$943,889
Residential real estate	356	1	-	357	446	278,329	279,132
Construction, land development,
and other land	-	-	-	-	477	53,260	53,737
Agricultural	492	-	-	492	83	111,571	112,146
Commercial and industrial	1,060	-	-	1,060	1,178	291,335	293,573
Installment and other	14	17	20	51	109	36,625	36,785

Total	$2,288	$18	$20	$2,326	$11,211	$1,705,725	$1,719,262

Non-accrual loans have related government guaranteed balances of $1.5 million and $521 thousand as of September 30, 2014 and December 31, 2013, respectively.

Not considering purchased impaired loans, impaired loans of $750 thousand and $767 thousand were classified as troubled debt restructurings as of September 30, 2014 and December 31, 2013, respectively.  The restructurings were granted in response to borrower financial difficulty and generally provide for a modification of loan repayment terms or interest rate. Impaired restructured loans carry a specific allowance, and the allowance on impaired restructured loans is calculated consistently for all loans. There were no loans restructured during the period ended September 30, 2014. During the year ended December 31, 2013, $745 thousand in commercial and industrial loans and $22 thousand in residential real estate loans were restructured causing an increase to the allowance for loan losses of $40 thousand and $9 thousand at the time of restructuring, respectively. The commercial and industrial and residential real estate loan restructurings were the result of changes in the timing and amount of payments, maturity dates, and interest rates. There were no available commitments for troubled debt restructurings outstanding as of September 30, 2014 or December 31, 2013.

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 5 – Allowance for Loan Losses and Reserve for Unfunded Commitments (continued)

The following table presents troubled debt restructurings by accrual versus non-accrual status and by loan class as of September 30, 2014 and December 31, 2014:

September 30, 2014
	Number of Contracts	Accrual Status	Number of Contracts	Non-Accrual Status	Number of Contracts	Total Modifications

Commercial real estate	-	$-	-	$-	-	$-
Residential real estate	-	-	1	20	1	20
Construction, land development and other land		-	-	-	-	-
Agricultural	-	-	-	-	-	-
Commercial and industrial	2	730	-	-	2	730
Installment and other	-	-	-	-	-	-

Total	2	$730	1	$20	3	$750

December 31, 2013
	Number of Contracts	Accrual Status	Number of Contracts	Non-Accrual Status	Number of Contracts	Total Modifications

Commercial real estate	-	$-	-	$-	-	$-
Residential real estate	-	-	1	22	1	22
Construction, land development and other land	-	-	-	-	-	-
Agricultural	-	-	-	-	-	-
Commercial and industrial	2	745	-	-	2	745
Installment and other	-	-	-	-	-	-

Total	2	$745	1	$22	3	$767

The Company had residential real estate loans in the amount of $22 thousand that were modified as troubled debt restructurings within the previous twelve months for which there was a payment default during the twelve months ended December 31, 2013.  The Bank did not restructure any loans during the three month and nine month periods ended September 30, 2014 or during the three months ended September 30, 2013.

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 5 – Allowance for Loan Losses and Reserve for Unfunded Commitments (continued)

The following table presents loans that were modified as TDRs within the period indicated and their recorded investment both prior to and after the modification:

	TDR Modifications
	Nine Months Ended September 30, 2013
		Pre-Modification	Post-Modification
		Outstanding	Outstanding
	Number	Recorded	Recorded
	of Loans	Investment	Investment

Residential Real Estate:
Principal and interest with interest rate concession and advancement of maturity date	2	$764	$764
Commercial real estate:
Principal and interest reamortized with interest rate concession and extended maturity date	1	24	24
Total	3	$788	$788

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 5 – Allowance for Loan Losses and Reserve for Unfunded Commitments (continued)

Reserve for unfunded commitments – The activity related to the reserve for unfunded commitments for the three month and nine month periods ended September 30, 2014 and 2013 is presented below:

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

Balance, beginning of period	$1,657	$1,046	$1,090	$904
Reserve for acquired unfunded commitments	-	-	-	227
Provision (benefit) for unfunded commitments	151	(29)	718	(114)

Balance, end of period	$1,808	$1,017	$1,808	$1,017

There were no charge-offs or recoveries related to the reserve for unfunded commitments for the three and nine month periods ended September 30, 2014 and 2013.

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 6 – Fair Value of Financial Instruments

The following table presents information about the Company’s assets and liabilities measured at fair value on a recurring and non-recurring basis as of September 30, 2014 and December 31, 2013 and indicates the fair value hierarchy of the valuation techniques utilized by the Bank to determine such fair value.

		Fair Value Measurements Using
September 30, 2014	Fair Value	Level 1	Level 2	Level 3

Recurring assets
Obligations of federal government agencies	$19,589	$-	$19,589	$-
Obligations of states, municipalities, and
political subdivisions	92,424	-	92,424	-
Residential mortgage backed securities	781,080	-	781,080	-
Commercial mortgage backed securities	53,127	-	53,127	-
Corporate securities	7,176	-	7,176	-
Other securities	19,291	5,270	14,021	-
Rate lock commitments	7	-	7	-
Forward sales commitments	3	-	3	-
Interest rate swaps	2,861	-	2,861	-

Recurring liabilities
Rate lock commitments	4	-	4	-
Forward sales commitments	10	-	10	-
Interest rate swaps	2,600	-	2,600	-

		Fair Value Measurements Using
December 31, 2013	Fair Value	Level 1	Level 2	Level 3

Recurring assets
Obligations of federal government agencies	$31,613	$-	$31,613	$-
Obligations of states, municipalities, and
political subdivisions	117,743	-	117,743	-
Residential mortgage backed securities	806,282	7,813	798,469	-
Commercial mortgage backed securities	55,929	-	55,929	-
Corporate securities	7,285	-	7,285	-
Other securities	31,788	5,105	24,535	2,148
Rate lock commitments	15	-	15	-
Forward sales commitments	30	-	30	-
Interest rate caps	405	-	405	-
Interest rate swaps	3,307	-	3,307	-

Recurring liabilities
Rate lock commitments	33	-	33	-
Forward sales commitments	14	-	14	-
Interest rate swaps	2,593	-	2,593	-

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 6 – Fair Value of Financial Instruments (continued)

Certain assets are also measured at fair value on a non-recurring basis. Adjustments to fair value based on such non-recurring transactions generally result from the application of lower of cost or fair value accounting or write-downs of individual assets due to impairment. The following table summarizes the Company’s assets and liabilities that were measured at fair value on a non-recurring basis at September 30, 2014 and December 31, 2013, and the total amount charged to operations resulting from fair value adjustments for the period ended September 30, 2014 and the year ended December 31, 2013:

		Fair Value Measurements Using
September 30, 2014	Fair Value	Level 1	Level 2	Level 3

Non-recurring
Foreclosed real estate and other
foreclosed assets	$12,773	$-	$-	$12,773
Premises and equipment held
for sale	2,925	-	-	2,925

		Fair Value Measurements Using
December 31, 2013	Fair Value	Level 1	Level 2	Level 3

Non-recurring
Foreclosed real estate and other
foreclosed assets	$16,149	$-	$-	$16,149
Premises and equipment held
for sale	5,420	-	-	5,420

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 6 – Fair Value of Financial Instruments (continued)

The following fair value table includes those financial instruments for which it is practical to estimate fair value. It does not include the value of non-financial assets and liabilities such as premises and equipment and intangible assets such as goodwill, customer relationships, trade name and core deposit intangibles. The table summarizes carrying amounts, estimated fair values, and assumptions used by the Company to estimate fair value as of September 30, 2014 and December 31, 2013:

	Assumptions Used in	Carrying	Estimated
September 30, 2014	Estimating Fair Value	Amount	Fair Value

Financial assets
Cash and due from banks	Equal to carrying value	$64,278	$64,278
Overnight interest bearing deposits
with other banks	Equal to carrying value	20,952	20,952
Securities available-for-sale	Quoted market prices for identical or similar	972,687	972,687
	instruments or model-derived valuations
Securities held to maturity	Quoted market prices for identical or similar	86,140	86,831
	instruments or model-derived valuations
Loans, held for sale	Quoted market prices for similar loan products	38,873	39,420
Loans	Fixed-rate loans at discounted expected future
	cash flows, and variable rate loans equal to
	carrying value, net of allowance for loan
	losses and liquidity discount	2,519,649	2,474,272
Restricted equity securities	Par value	13,984	13,984
Bank-owned life insurance	Equal to carrying value	70,138	70,138
Derivative assets	Quoted market prices for similar instruments or
	model-derived valuations	2,871	2,871

Financial liabilities
Deposits	Fixed-rate certificates of deposit at
	discounted expected future cash flows and all
	other deposits equal to carrying value	3,228,776	3,030,039
Federal Home Loan Bank advances
and other borrowings	Discounted expected future cash flows	251,473	251,415
Derivative liabilities	Quoted market prices for similar instruments
	or model-derived valuations	2,614	2,614

	Assumptions Used in	Carrying	Estimated
December 31, 2013	Estimating Fair Value	Amount	Fair Value

Financial assets
Cash and due from banks	Equal to carrying value	$84,581	$84,581
Overnight interest bearing deposits
with other banks	Equal to carrying value	45,577	45,577
Securities available-for-sale	Quoted market prices for identical or similar	1,050,640	1,050,640
	instruments or model-derived valuations
Securities held to maturity	Quoted market prices for identical or similar	36,444	35,711
	instruments or model-derived valuations
Loans, held for sale	Quoted market prices for similar loan products	98,450	99,982
Loans	Fixed-rate loans at discounted expected future
	cash flows, and variable rate loans equal to
	carrying value, net of allowance for loan
	losses and liquidity discount	2,198,570	2,199,988
Restricted equity securities	Par value	15,315	15,315
Bank-owned life insurance	Equal to carrying value	68,575	68,575
Derivative assets	Quoted market prices for similar instruments or
	model-derived valuations	3,757	3,757

Financial liabilities
Deposits	Fixed-rate certificates of deposit at
	discounted expected future cash flows and all
	other deposits equal to carrying value	3,274,081	3,274,130
Federal Home Loan Bank advances
and other borrowings	Discounted expected future cash flows	73,095	73,257
Derivative liabilities	Quoted market prices for similar instruments
	or model-derived valuations	2,640	2,640

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 7 – Commitments, Contingencies, and Derivatives

At September 30, 2014 and December 31, 2013, the Company had commitments to originate mortgage loans held for sale at pre-determined interest rates and forward sales commitments totaling $7.8 million and $14.8 million, respectively.

At September 30,2014, the Company had risk participation agreements and interest rate swaps with notional values of  $7.9 million and $236.5 million, respectively.  The Company had no interest rate caps at September 30, 2014.  At December 31, 2013, the Company had interest rate caps and interest rate swaps with notional values of $65.0 million and $211.6 million, respectively. The aggregate value of assets posted as collateral for derivatives totaled $4.1 million and $2.8 million at September 30, 2014 and December 31, 2013, respectively.

Interest rate swap agreements are used for risk management activities and to accommodate the needs of the Bank’s customers. These transactions involve both credit and market risk, and their value is derived from the underlying interest rates. The notional amounts are amounts on which calculations, payments, and the value of the derivative are based. Notional amounts do not represent direct credit exposures. Direct credit exposure is limited to the net difference between the calculated amounts to be received and paid, if any. Such difference, which represents the fair value of the derivative instruments, is reflected in the Company’s consolidated statements of financial condition as other assets and other liabilities. The interest rate swap agreements are not designated as hedges and do not receive hedge accounting treatment; thus, changes in fair values are recorded in current operations.

Changes in the fair value of interest rate derivatives are recorded in other non-interest income.  For the nine month period ended September 30, 2014, losses on interest rate derivatives were $495 thousand.  For the nine month period ended September 30, 2013, gains on interest rate derivatives were $603 thousand.  For the three month periods ended September 30, 2014 and 2013, losses on interest rate derivatives were $13 thousand and $155 thousand, respectively.

Legal contingencies – In the ordinary course of business, the Company has various outstanding commitments and contingent liabilities that are not reflected in the accompanying unaudited consolidated financial statements. In addition, the Company is a defendant in certain claims and legal actions arising in the ordinary course of business. In the opinion of management, after consultation with legal counsel, the ultimate disposition of these matters is not expected to have a material adverse effect on the consolidated financial condition or results of operations of the Company.

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 7 – Commitments, Contingencies and Derivatives (continued)

Commitments to extend credit – The Banks are party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of their customers. These financial instruments include commitments to extend credit and standby letters of credit. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated statements of condition. The contract or notional amounts of those instruments reflect the extent of involvement the Banks have in particular classes of financial instruments.

The Company’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual or notional amount of those instruments. The Company uses the same credit policies in making commitments and conditional obligations as it does for instruments recognized on the statement of condition. The Banks do not anticipate any material losses as a result of the commitments and standby letters of credit.

The following table summarizes the contract or notional amount of outstanding loan commitments at September 30, 2014 and December 31, 2013:

	September 30,	December 31,
	2014	2013

Commitments to extend credit	$485,474	$414,727
Standby letters of credit	12,450	11,246

Total	$497,924	$425,973

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The Banks evaluate each customer’s creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Banks upon extension of credit, is based on management’s credit evaluation of the counterparty. Collateral required varies but may include accounts receivable, inventory, property, plant, and equipment, and income producing commercial properties.

Standby letters of credit are conditional commitments issued by the Banks to guarantee to a third-party the performance of a customer. Those guarantees are primarily issued to support public and private borrowing arrangements, bond financing and similar transactions. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. The related liability for the Banks’ obligation under standby letters of credit and guarantees is immaterial.

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 8 – Holdings and Bancshares Only Statements

Certain intercompany transactions are affected by timing differences, and the impact of those differences on the Company’s statements of income are reflected in the following tables. The following are the condensed statements of financial condition, income, and cash flows for Holdings:

SKBHC Holdings LLC
Condensed Statements of Financial Condition

	As of September 30,	As of December 31,
	2014	2013

Cash	$518	$978
Investment in subsidiary	560,858	533,425
Other assets	3	-

Total assets	$561,379	$534,403

Other liabilities	$67	$272
Members’ equity	561,312	534,131

Total liabilities and members’ equity	$561,379	$534,403

SKBHC Holdings LLC
Condensed Statements of Income

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

INCOME
Other income	$-	$-	$-	$-

	-	-	-	-
EXPENSES
Other operating expenses	579	483	1,307	1,441

	579	483	1,307	1,441
LOSS BEFORE BENEFIT FOR INCOME TAX AND
NET INCOME OF SUBSIDIARY, NET OF DIVIDENDS PAID TO HOLDINGS	(579)	(483)	(1,307)	(1,441)

INCOME TAXES	-	-	-	-

LOSS BEFORE NET INCOME OF SUBSIDIARY, NET OF DIVIDENDS PAID TO HOLDINGS	(579)	(483)	(1,307)	(1,441)

Equity in earnings (loss) from subsidiaries	6,218	(2,423)	18,293	(122)

NET INCOME (LOSS)	$5,639	$(2,906)	$16,986	$(1,563)

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 8 – Holdings and Bancshares Only Statements (continued)

SKBHC Holdings LLC
Condensed Statements of Cash Flows

	For the Nine Months Ended
	September 30,
	2014	2013

CASH FLOWS USED IN OPERATING
ACTIVITIES
Net income (loss)	$16,986	$(1,563)
Adjustments to reconcile net income (loss) to cash used in
operating activities:
Net income (loss) of subsidiaries, net of dividends paid to Holdings	(18,293)	122
Compensation expense for management units	1,055	1,038
Net change in other assets	(3)	33
Net change in other liabilities	(205)	(36)

Net cash used in operating activities	(460)	(406)

CASH FLOWS (USED IN) PROVIDED BY INVESTING
ACTIVITIES
Capital contributions to subsidiary	-	(98,900)
Dividends received from subsidiary	-	300

Net cash used in investing activities	-	(98,600)

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES
Proceeds from members	-	100,000

Net cash provided by financing activities	-	100,000

Net change in cash	(460)	994

CASH, beginning of year	978	110

CASH, end of period	$518	$1,104

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 8 – Holdings and Bancshares Only Statements (continued)

The following are the condensed statements of financial condition, operations and cash flows for Bancshares:

Starbuck Bancshares, Inc.
Condensed Statements of Financial Condition

	As of September 30,	As of December 31,
	2014	2013

Cash	$4,508	$7,089
Investment in Bank subsidiaries	551,906	522,324
Other assets	6,778	6,480

Total assets	$563,192	$535,893

Other liabilities	$2,334	$2,468
Shareholder equity	560,858	533,425

Total liabilities and shareholder equity	$563,192	$535,893

Starbuck Bancshares, Inc.
Condensed Statements of Income

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

INCOME
Management and service fees	$374	$318	$1,139	$955
Other income	121	99	385	295

	495	417	1,524	1,250
EXPENSES
Other operating expenses	1,840	1,132	4,596	5,440

	1,840	1,132	4,596	5,440
LOSS BEFORE BENEFIT FOR INCOME TAX AND
NET INCOME OF SUBSIDIARIES, NET OF DIVIDENDS
PAID TO PARENT	(1,345)	(715)	(3,072)	(4,190)

BENEFIT FOR INCOME TAX	265	327	923	1,275

LOSS BEFORE NET INCOME OF SUBSIDIARIES,
NET OF DIVIDENDS PAID TO PARENT	(1,080)	(388)	(2,149)	(2,915)

Net income (loss) of subsidiaries, net of dividends paid to Parent	7,298	(2,034)	20,465	2,793

NET INCOME (LOSS)	$6,218	$(2,422)	$18,316	$(122)

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 8 – Holdings and Bancshares Only Statements (continued)

Starbuck Bancshares, Inc.
Condensed Statements of Cash Flows

	For the Nine Months Ended
	September 30,
	2014	2013

CASH FLOWS USED IN OPERATING
ACTIVITIES
Net income (loss)	$18,316	$(122)
Adjustments to reconcile net income (loss) to cash provided by
(used in) operating activities:
Net income (loss) of subsidiaries, net of dividends paid to Parent	(20,465)	(2,793)
Net change in other assets	(298)	(1,451)
Net change in other liabilities	(134)	25

Net cash used in operating activities	(2,581)	(4,341)

CASH FLOWS USED IN INVESTING
ACTIVITIES
Capital contributions to subsidiary	-	(90,000)

Net cash used in investing activities	-	(90,000)

CASH FLOWS PROVIDED BY (USED IN) FINANCING
ACTIVITIES
Capital contributions received from Holdings	-	98,900
Dividends paid to Holdings	-	(300)

Net cash provided by financing activities	-	98,600

Net change in cash	(2,581)	4,259

CASH, beginning of year	7,089	2,923

CASH, end of period	$4,508	$7,182

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 9 – Other Non-interest Income and Expense

Components of other non-interest income which exceed 1% of the aggregate total net interest income and total non-interest income for the three month and nine month periods ended September 30, 2014 and 2013, respectively, are as follows:

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

Loan sales income	$2,768	$6,030	$10,983	$8,474
Net gains on sales of foreclosed assets and rental income	776	2,103	3,135	3,883
Bank-owned life insurance	452	509	1,563	1,205
Net gains (losses) on sales of securities	9	(3,250)	455	(2,729)
Other	1,381	(39)	3,590	4,331

Total	$5,386	$5,353	$19,726	$15,164

Components of other non-interest expense which exceed 1% of the aggregate total net interest income and total non-interest income for the three month and nine month periods ended September 30, 2014 and 2013, respectively, are as follows:

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

Other professional fees	$570	$753	$1,907	$2,332
Travel	552	692	1,833	2,072
FDIC assessment	594	709	1,823	2,063
Postage and supplies	491	729	1,748	1,893
Bankcard and debit cards	442	652	1,553	1,599
Insurance	442	381	1,279	2,202
Advertising and marketing	477	554	1,234	1,676
Telephone	285	489	1,031	1,225
Mortgage repurchase expense	732	241	734	531
Acquisition-related expenses	194	779	246	2,945
Other	3,620	4,165	13,718	9,870

Total	$8,399	$10,144	$27,106	$28,408

SKBHC HOLDINGS LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 10 – Subsequent Event

In October 2014, Bancshares announced a merger definitive agreement to acquire all of the outstanding common shares of Greater Sacramento Bancorp and its subsidiary, Bank of Sacramento, for approximately $60 million in cash.  The proposed transaction is expected to close in the first quarter of 2015, pending regulatory approval.

In November 2014, Holdings and Bancshares announced an agreement and plan of merger with Banner Corporation (Banner), whereby Bancshares would be acquired by and merged into Banner.  The proposed transaction includes a combination of $130 million in cash consideration and 13,232,000 shares of Banner stock.  This transaction is expected to close in the second quarter of 2015, pending regulatory approval.